SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)



                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON STOCK-GRIFFIN LAND & NURSE

          GABELLI FUNDS, INC.
               THE GABELLI VALUE FUND,INC.
                                11/17/97            5,000            14.0000
                                10/21/97           25,000            15.8750
               THE GABELLI SMALL CAP GROWTH FUND
                                11/13/97            3,000            13.8750
               THE GABELLI EQUITY TRUST,INC.
                                11/12/97            9,000            13.1250
               THE GABELLI ASSET FUND
                                11/12/97            1,000            13.3750
          GAMCO INVESTORS, INC.
                                11/17/97            2,000            14.0000
                                11/14/97            1,500            13.5000
                                11/14/97            5,000            14.0000
                                11/14/97            3,500            13.8750
                                11/11/97           10,000            13.1250
                                11/10/97            3,000            14.0000
          GAMCO INVESTORS, INC.
                                11/17/97            3,000            14.0000
                                11/14/97              200            13.6250
                                11/12/97            5,000            13.1250
                                11/12/97            8,500            13.0294
                                10/23/97              300            15.2500
                                10/16/97            6,900            16.2500
                                10/15/97            3,100            16.2500
                                10/14/97              300            16.2500
                                10/02/97            9,000            17.0000
          GABELLI ASSOCIATES FUND
                                10/28/97            6,100-           13.9500



          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NASDAQ NATIONAL MARKET.


          (2) PRICE EXCLUDES COMMISSION.




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